                                                                       EXHIBIT 1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Advanta Corp.'s previously filed Form S-8 Registration Statements File Nos. 33-10790, 33-47308, 33-50209, 333-01681
and 333-04471.


                                             /s/  Arthur Andersen LLP


Philadelphia, PA
   June 28, 2000


                                       13